Exhibit 99.2

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Quarter Ended October 26, 2008
(Unaudited)
(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	RV Supply		Total RV Group	Housing Group		Other	Company Total

Operating revenues	$87,581	$24,075	$4,953	(A)	$116,609	$99,796	(B)	$-	$216,405

Units sold	769	1,223	-		1,992	2,703
Single-sections						863
Multi-sections						1,606
Modulars						234
Class As	554
Class Cs	215
Conventional trailers		1,045
Fifth-wheel trailers		178

Average selling price per unit	$113,889	$19,685	NM		NM	$36,920

Gross profit percent	0.6%	4.7%	(50.0)%		(1.8)%	19.1%		NM	7.8%

Operating loss	$(27,018)	$(9,080)	$(5,871)		$(41,969)	$(6,247)		$(3,623)	$(51,839)

Operating margin	(30.8)%	(37.7)%	(118.5)%		(36.0)%	(6.3)%		NM	(24.0)%

Depreciation	$1,285	$210	$244		$1,739	$1,110		$941	$3,790

Capital expenditures	$580	$27	$19		$626	$299		$144	$1,069

(A)	RV Group excludes $2.6 million of intercompany sales.
(B)	Housing Group excludes $6.8 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Quarter Ended October 28, 2007
(Unaudited)
(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	RV Supply		Total RV Group	Housing Group		Other	Company Total

Operating revenues	$263,776	$47,972	$6,981	(A))	$318,729	$149,774	(B)	$-	$468,503

Units sold	2,125	2,225	-		4,350	3,926
Single-sections						970
Multi-sections						2,649
Modulars						307
Class As	1,616
Class Cs	509
Conventional trailers		1,723
Fifth-wheel trailers		502

Average selling price per unit	$124,130	$21,560	NM		NM	$38,149

Gross profit percent	15.1%	7.2%	14.6%		14.3%	23.3%		NM	17.2%

Operating income (loss)	$9,104	$(8,334)	$(178)		$592	$5,132		$(1,595)	$4,129

Operating margin	3.5%	(17.4)%	(2.5)%		0.2%	3.4%		NM	0.9%

Depreciation	$1,302	$281	$351		$1,934	$1,419		$1,294	$4,647

Capital expenditures	$371	$391	$379		$1,141	$473		$58	$1,672

(A)	RV Group excludes $9 million of intercompany sales.
(B)	Housing Group excludes $15.1 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Fiscal Year-To-Date October 26, 2008
(Unaudited)
(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	RV Supply			Total RV Group	Housing Group	Other	Company Total

Operating revenues	$209,390	$63,906	$10,573	(A)		$283,869	$222,448	$-	$506,317

Units sold	1,813	3,140	-			4,953	5,995
Single-sections							1,732
Multi-sections							3,430
Modulars							833
Class As	1,199
Class Cs	614
Conventional trailers		2,633
Fifth-wheel trailers		507

Average selling price per unit	$115,494	$20,352	NM			NM	$37,106

Gross profit percent	4.4%	7.2%	(22.4)%			3.5%	19.7%	NM	10.6%

Operating loss	$(43,086)	$(14,728)	$(7,964)	(B	)	$(65,778)	$(3,763)	$(5,531)	$(75,072)

Operating margin	(20.6)%	(23.0)%	(75.3)%	(B	)	(23.2)%	(1.7)%	NM	(14.8)%

Depreciation	$2,569	$400	$522			$3,491	$2,219	$1,914	$7,624

Capital expenditures	$1,809	$56	$189			$2,054	$726	$411	$3,191

(A)	Excludes $32.4 million of intercompany sales.
(B)	Includes $8.8 million gain on sale of real estate.

NM	Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Fiscal Year-To-Date October 28, 2007
(Unaudited)
(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	RV Supply		Total RV Group	Housing Group	Other	Company Total

Operating revenues	$537,457	$111,624	$13,736	(A)	$662,817	$294,008	$-	$956,825

Units sold	4,558	5,611	-		10,169	7,739
Single-sections						1,877
Multi-sections						5,307
Modular						555
Class As	3,351
Class Cs	1,207
Conventional trailers		4,448
Fifth-wheel trailers		1,163

Average selling price per unit	$117,915	$19,894	NM		NM	$37,990

Gross profit percent	14.5%	2.1%	14.4%		12.8%	23.0%	NM	16.0%

Operating income (loss)	$18,107	$(15,759)	$127	(B)	$2,475	$10,607	$(3,260)	$9,822

Operating margin	3.4%	(14.1)%	0.9%	(B)	0.4%	3.6%	NM	1.0%

Depreciation	$2,700	$690	$698		$4,088	$2,758	$2,672	$9,518

Capital expenditures	$490	$770	$682		$1,942	$1,460	$353	$3,755

(A)	Excludes $52.0 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Quarter Ended October 26, 2008
(Unaudited)
(Dollars in thousands)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	RV Supply	Total	Housing Group

Number of facilities (A)	3	5	2	10	19

Capacity utilization	20%	25%	NM	NM	29%

Number of independent distribution points (B)	282	472	NM	NM	1,462

Backlog (units/floors)	309	2,145	NM	2,454	784

Backlog - sales value (C)	$35,192	$42,225	NM	$77,417	$31,133

Dealer inventories (units)	3,587	5,905	NM	NM	5,009

(A)	Number of active facilities at the end of the quarter.

(B)	Distribution points may represent multiple product types causing some duplication.

(C)	The number of units in the backlog multiplied by the average selling price.

NM	Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Quarter Ended October 28, 2007
(Unaudited)
(Dollars in thousands)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	RV Supply	Total	Housing Group

Number of facilities (A)	3	5	3	11	19

Capacity utilization	56%	58%	NM	NM	44%

Number of independent distribution points (B)	269	588	NM	NM	1,352

Backlog (units/floors)	1,191	1,551	NM	2,742	1,191

Backlog - sales value (C)	$147,839	$33,440	NM	$181,279	$26,080

Dealer inventories (units)	4,329	12,278	NM	NM	6,036

(A)	Number of active facilities at the end of the quarter.

(B)	Distribution points may represent multiple product types causing some duplication.

(C)	The number of units in the backlog multiplied by the average selling price.

NM	Not meaningful.